Exhibit 10.2

THIS INSTRUMENT forms part of the Registration Rights Agreement (the “Agreement”), dated as of September 21, 2020, by and among Pactiv Evergreen Inc., a Delaware corporation, and Packaging Finance Limited, a company incorporated pursuant to the laws of New Zealand (“PFL”). The undersigned hereby acknowledges having received a copy of the Agreement and having read the Agreement in its entirety, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, hereby agrees that the terms and conditions of the Agreement binding upon and inuring to the benefit of PFL shall be binding upon and inure to the benefit of the undersigned and its successors and permitted assigns as if it were an original party to the Agreement.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this day of September 21, 2020.

RANK INTERNATIONAL HOLDINGS INC.

By:	/s/ Helen Golding
Name: Helen Golding
Title: Vice President and Assistant Secretary

PACKAGING FINANCE LIMITED

By:	/s/ Helen Golding
Name: Helen Golding
Title: Director

Acknowledged by:

PACTIV EVERGREEN INC.

By:	/s/ Steven Karl
Name: Steven Karl
Title: Vice President, Secretary and General Counsel